UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: February 28, 2017

Date of reporting period: February 28, 2017

Item 1.	Reports to Stockholders.

February 28, 2017

ANNUAL REPORT

SEI Catholic Values Trust

➤ Catholic Values Equity Fund

➤ Catholic Values Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

February 28, 2017 (Unaudited)

LETTER TO SHAREHOLDERS

To our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of March 2016 through the end of February 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members at the end of 2015. The European Central Bank’s (“ECB”) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar; the same can be said for the Bank of Japan (“BOJ”) and the yen. China continued to guide its currency lower, as it has since 2015. The global oil supply-demand imbalance persisted throughout the year; although the Organization of Petroleum Exporting Countries’ (“OPEC”) agreement to curb production bolstered markets, which could help achieve equilibrium in 2017.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo late in the period, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (“EU”). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June to leave the European Union. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Just after the end of the fiscal period, Parliament passed the Brexit bill, clearing the way for Prime Minister May to trigger Article 50 and begin the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

Economic Performance

U.S. economic growth slowed at the beginning of 2016, accelerated during the second quarter, jumped sharply in the third quarter and continued higher in the fourth quarter. The labor market continued to improve throughout the year: the unemployment rate rose marginally, finishing the period at 4.7%, while the labor-force participation rate ended slightly higher at 63.0%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, its second such move since 2006. Just after the fiscal period ended, the Fed raised its target interest rate again, the first of 3 projected rate increases in 2017.

SEI Catholic Values Trust / Annual Report / February 28, 2017	1

February 28, 2017 (Unaudited)

LETTER TO SHAREHOLDERS (Concluded)

Market Developments

Financial markets ended the reporting period on a much different note than where they began. The first six weeks of the calendar year greeted investors with steep declines in risk markets, triggered by the continued collapse of oil prices and growing pains in China’s stock market. The tumble was followed by a sharp rebound — particularly among high-yield bonds and energy-related assets — that was temporarily interrupted in late June by the U.K. Brexit vote. The rally continued shortly thereafter, albeit in narrower fashion: technology stocks and emerging markets led the way, as U.S. Treasury yields began to rise. The rally resumed in earnest after the U.S. presidential election, with a fresh emphasis on the laggards of recent years (small companies, value-oriented stocks and financials) at the expense of emerging markets.

Looking back on market performance for the full year, the MSCI All-Country World Index, a proxy for global equities, rose 22.07% in U.S. dollar terms. U.S. markets performed slightly better, as the S&P 500 Index returned 24.98%.

Equity market leadership, both in the U.S. and globally, progressed from defensive low-volatility sectors to growth-oriented sectors, then to financials and commodity-linked sectors. The latter group’s rally from years of depressed levels (due to regulatory impediments and energy-price weakness, respectively) provided a boost to value stocks, propelling the Russell 1000 Value Index to 29.13% for the period, while the Russell 1000 Growth Index returned 22.15%.

The preference for cyclicals also boosted small-cap stocks, which have lagged large caps over the last several years. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 36.11% and 25.53%, respectively.

Rates declined during the first half of the period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns. After hitting lows in July, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December Fed rate hike, causing Treasury rates to rise, particularly those at the front end of the yield curve. The Federal Reserve voted unanimously at its December 2016 meeting to increase the federal-funds rate target range to 0.50-0.75% and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal funds rate are expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically sensitive segments.

Fixed-income leadership changed hands throughout the period. Sovereign bonds were favored during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the immediate beneficiary of the rebound but then retreated partially in the aftermath of the U.S. election. High-yield bonds began a steep recovery in early 2016 that would last the rest of the year.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, increased 0.59% in U.S. dollar terms during the reporting period. The high-yield market led from a comfortable distance, with the BofA Merrill Lynch US High Yield Constrained Index delivering 22.30%. Emerging-market debt also had strong results.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays Investment Grade US Corporate Index returned 6.42%. U.S. mortgage- and asset-backed securities delivered lower returns in the reporting period, yet remained positive despite facing headwinds late in the period amid rising interest-rate expectations.

Resurgent inflation expectations gave a boost to inflation-sensitive assets, such as commodities and Treasury inflation-protected securities. The RJ/CRB Total Return Index (which represents the broad commodity market) delivered 17.22%, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) returned 2.85%.

2	SEI Catholic Values Trust / Annual Report / February 28, 2017

Our View

We expect prevailing market sentiment to remain attuned to developments in the political-economic sphere. Investors interpreted the U.S. presidential election outcome as a boost to economic growth and inflation, which we believe seems generally correct. Within the next few months, we anticipate a variety of bills, executive actions and departmental decisions set forth by the Trump administration that seek to foster bank lending, new-business formation and investment.

Nonetheless, there are still more questions than answers regarding the details of U.S. policies, timelines, implementations and impact. Likewise, there are a number of upcoming elections in Europe that, in conjunction with Brexit proceedings, will likely alter the landscape. Investors should be prepared for a more volatile ride as 2017 continues to unfold.

Economic growth has been better than expected in Europe despite political angst. While this expansion simply may reflect an easing of concerns that immediately followed the Brexit vote, it has been reinforced by the renewed weakness in the euro against the dollar.

We continue to expect equities to outperform fixed income in the year ahead. Bond yields have risen in the aftermath of Trump’s election victory, reflecting a pronounced rise in inflation expectations. If real gross domestic product growth is constrained as the economy approaches full employment, inflation could rise above 2%.

While risk markets have celebrated the change in political direction, the Trump administration is not without problematic policies, particularly its focus on trade protection. The biggest impediment to a favorable investment environment, however, involves the changing trading relationship between China and the U.S. — the two most important economies in the world.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

Bill Lawrence

Head and Chief Investment Officer of Traditional Asset Management

SEI Catholic Values Trust / Annual Report / February 28, 2017	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2017 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of February 28, 2017: BlackRock Investment Management, LLC; Brandywine Global Investment Management, LLC; Coho Partners, Ltd.; EAM Investors, LLC; EARNEST Partners LLC; Parametric Portfolio Associates LLC; Snow Capital Management, L.P. and Waddell & Reed Investment Management Co. and During the fiscal year, Coho Partners, Ltd. was added on June 28, 2016.

III. Returns

For the period from March 1, 2016 through February 28, 2017, the Fund’s Class F shares returned 25.03%. The Fund’s primary benchmark — the Russell 3000 Index (USD) — returned 26.29%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark which reflects the Fund’s allocations to various asset classes and global markets, to assess performance. The Fund’s secondary blended benchmark consists of the Russell 3000 Index (USD) (80%) and the MSCI All Country World ex US Index (Net) (USD) (20%).

IV. Performance Discussion

The last fiscal year saw a market rally defined by a rotation from defensive risk-off equities to cyclical out-of-favor stocks. There were sharp sector and style moves based on sentiment alone. Low-volatility bond-proxy stocks that dominated at the start of the year gave way to out-of-favor commodity sectors. The first half of the period saw risk-on stocks take the stage as rebounding crude oil prices lured investors away from utilities and other yield-generating stocks. The rally took a small pause toward the end of June after the British vote to leave the European Union, but markets quickly shrugged off the vote and continued a risk-on rally on the back of improving domestic economic data. The U.S. elections in November posed a larger risk to the rally. As noted in the enclosed shareholder letter, Donald Trump’s presidential election victory and his fiscally expansionary tone led to the biggest cyclical rally in years. OPEC’s agreement to curb oil production and the U.S. Federal Reserve’s decision to increase interest rates for the second time in a decade solidified a market rotation into cyclical sectors. The turn of the new year saw the cyclical rally taper slightly, although the equity bull market continued through the end of the period.

The fiscal period began close to a market bottom in February. The Fund underperformed the domestic-only benchmark during the period, but outperformed the blended U.S. and international benchmark on stock selection and the strong performance of small-cap managers off the trough of the market. The Fund’s momentum style manager, EAM, had the largest effect on the Fund’s positive performance, with sound selection in a variety of sectors coupled with momentum-style tailwinds. Brandywine and Snow, domestic deep-value managers within large and small cap, respectively, benefited from the market’s rotation into cyclical sectors with overweight positions in financials and strong selection in information technology. Waddell struggled, detracting due to selection and their growth-style headwind. Coho, a stability manager, was introduced to the Fund in late June 2016. Its current allocation in the Fund is expected to mitigate downside risk and was introduced as valuations will look stretched if earnings growth does not provide support.

The Fund used futures contracts on U.S. large-cap indexes. However, the impact on Fund performance is negligible.

Catholic Values Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Class F‡	25.03%	4.26%
Class Y	25.28%	4.31%
Russell 3000 Index	26.29%	8.96%*

4	SEI Catholic Values Trust / Annual Report / February 28, 2017

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F‡, versus the Russell 3000 Index

¹	For the year ended 2/28/2017. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

‡	See Note 1 in Notes to Financial Statements.
*	Annualized inception to date performance is measured from 04/30/2015.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index

¹	For the year ended 2/28/2017. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2017 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of February 28, 2017: Income Research & Management; Western Asset Management Company; and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2016 through February 28, 2017, the Fund’s Class F shares returned 3.11%. The Fund’s benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index (USD) — returned 1.42%.

IV. Performance Discussion

The last fiscal year began with concerns about deflation as oil prices dipped below $30 per barrel. As noted in the enclosed shareholder letter, an eventual flight to risk assets after the Brexit vote evolved into reflationary concerns following Donald Trump’s victory in the U.S. presidential election. U.S Treasury yields rose over the second half of the year after record lows around Brexit. The yield curve flattened as 2-year Treasury yields increased 47 basis points to 1.26%, while 30-year Treasury yields increased 36 basis points to 3.00%. A slightly longer-duration posture subtracted from performance, but was more than offset by the Fund’s yield-curve flattening bias. During the fiscal year, corporate bond spreads narrowed as confidence grew in the durability of economic growth in the U.S. The Fund’s overweight to corporate bonds enhanced performance, particularly an overweight to financials, which benefited late in the period from potential regulatory relief under President Trump, along with the hope that bank revenues would rise as yields increased. As housing prices continued to advance and wages gradually improved, the fundamentals for housing remained on firm footing and combined with limited new issuance to provide support for non-agency mortgages, so the Fund’s overweight was additive. The Fund’s overweight to the securitized sectors of asset-backed securities and commercial mortgage-backed securities was additive as both the U.S. consumer and U.S. commercial properties benefited from improving wages and an expanding economy. Subtracting from relative returns was an underweight to agency mortgage-backed securities (“MBS”), which generated small outperformance relative to comparable Treasurys despite the rise in yields.

For Western Asset Management, a slightly longer-duration posture subtracted, but was more than offset by its yield-curve flattening bias. An overweight to corporate credit, particularly financials, along with a small allocation to high-yield and emerging-market debt enhanced returns as credit-quality spreads narrowed in all these markets. An allocation to non-agency MBS was positive while an underweight to non-agency mortgages subtracted. For Income Research & Management, an overweight to corporate credit was additive while an underweight to agency MBS detracted from relative performance.

The Fund used Treasury futures, eurodollar futures and to-be-announced (“TBA”) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on performance.

Catholic Values Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Class F‡	3.11%	1.99%
Class Y	3.32%	2.46%
Bloomberg Barclays U.S. Aggregate Bond Index	1.42%	1.53%*

6	SEI Catholic Values Trust / Annual Report / February 28, 2017

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F‡, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1	For the year ended 2/28/2017. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

‡	See Note 1 in Notes to Financial Statements.
*	Annualized inception to date performance is measured from 04/30/2015.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1	For the year ended 2/28/2017. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2017	7

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund

February 28, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 77.5%

Consumer Discretionary — 11.7%
Adient*	1,708	$115
Amazon.com*	3,277	2,769
Bed Bath & Beyond	1,981	80
Best Buy	6,376	281
Big Lots	9,091	467
Bloomin’ Brands	4,180	71
BorgWarner	2,261	95
Carnival	19,835	1,110
CBS, Cl B	8,654	570
Charter Communications, Cl A*	296	96
Chipotle Mexican Grill, Cl A*	521	218
Comcast, Cl A	32,052	1,199
Del Taco Restaurants*	9,367	116
Dillard’s, Cl A	1,370	75
Dollar General	9,827	718
Domino’s Pizza	969	184
Ford Motor	18,674	234
Gap	2,620	65
General Motors	18,693	689
Goodyear Tire & Rubber	13,884	487
Harman International Industries	1,781	199
Hasbro	2,175	211
Hilton Grand Vacations*	430	13
Hilton Worldwide Holdings*	1,433	82
Home Depot	13,131	1,903
John Wiley & Sons, Cl A	5,623	294
Kohl’s	5,188	221
L Brands	1,996	105
Lowe’s	10,175	757
Macy’s	10,247	340
Madison Square Garden*	495	89
Magna International	27,764	1,190

Description	Shares	Market Value ($ Thousands)
McDonald’s	1,440	$184
Netflix*	7,720	1,097
NIKE, Cl B	19,667	1,124
Nordstrom	4,039	188
Omnicom Group	7,007	596
Panera Bread, Cl A*	515	119
Priceline Group*	472	814
PVH	956	88
Royal Caribbean Cruises	1,173	113
Scripps Networks Interactive, Cl A	1,262	102
Signet Jewelers	3,000	191
Staples	16,836	151
Starbucks	11,183	636
Target	3,920	230
Tesla Motors*	406	102
Time Warner	1,977	194
TJX	1,445	113
Tractor Supply	1,025	73
Twenty-First Century Fox, Cl A	8,963	268
VF	1,935	101
Visteon*	4,622	428
Walt Disney	4,391	483
Williams-Sonoma	3,117	151
Yum China Holdings*	4,319	115

		22,704

Consumer Staples — 6.1%
Altria Group	3,491	262
Andersons	2,502	99
Campbell Soup	8,576	509
Clorox	4,036	552
Coca-Cola	2,788	117
Colgate-Palmolive	4,134	302
Constellation Brands, Cl A	3,978	632
Costco Wholesale	4,506	798
CVS Health	9,895	797
Dr Pepper Snapple Group	2,773	259
General Mills	5,126	309
Hershey	3,108	337
JM Smucker	3,449	489
Kellogg	7,090	525
Kimberly-Clark	5,921	785
Kraft Heinz	4,007	367
Kroger	19,105	608
Mead Johnson Nutrition, Cl A	2,481	218
Molson Coors Brewing, Cl B	7,263	729
Mondelez International, Cl A	3,900	171
Omega Protein	2,164	55
PepsiCo	3,230	357
Philip Morris International	14,817	1,620
Reynolds American	10,032	618

8	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Shares	Market Value ($ Thousands)
Sysco	3,792	$200

		11,715

Energy — 4.9%
Anadarko Petroleum	5,062	327
Apache	4,126	217
Baker Hughes	4,304	259
Cabot Oil & Gas	21,370	468
Chevron	3,226	363
Cimarex Energy	5,110	642
Concho Resources*	1,062	141
ConocoPhillips	3,133	149
Devon Energy	9,192	399
Enbridge	4,313	180
EOG Resources	9,171	890
Equities	2,982	179
Exxon Mobil	6,869	559
Gulfport Energy*	6,574	114
Halliburton	23,669	1,265
Helmerich & Payne	3,254	222
Hess	4,151	214
Kinder Morgan	2,376	51
Kosmos Energy*	27,934	172
National Oilwell Varco	2,300	93
Newfield Exploration*	5,376	196
Noble Energy	2,467	90
Occidental Petroleum	15,639	1,025
PBF Energy, Cl A	14,423	353
Pioneer Natural Resources	1,251	233
Schlumberger	3,908	314
Southwestern Energy*	23,724	178
Tidewater	28,816	39
Whiting Petroleum*	11,259	122

		9,454

Financials — 12.2%
Aflac	1,189	86
Allstate	5,134	422
American Equity Investment Life Holding	4,002	108
American Express	2,490	199
American International Group	11,998	767
Arch Capital Group*	898	85
Arthur J Gallagher	1,021	58
Bancorp*	26,375	137
Bank of America	101,669	2,509
Bank of New York Mellon	4,287	202
Blackstone Group LP (A)	12,425	367
CBOE Holdings	2,082	163
Chubb	1,909	264
Citigroup	45,228	2,705
CME Group, Cl A	3,018	367
Donnelley Financial Solutions*	5,489	127
Everest Re Group	3,146	740

Description	Shares	Market Value ($ Thousands)
First Commonwealth Financial	5,136	$72
FNB	11,240	175
Goldman Sachs Group	4,877	1,210
Green Dot, Cl A*	11,373	333
Hartford Financial Services Group	1,072	52
Interactive Brokers Group, Cl A	1,912	70
Invesco	2,547	82
JPMorgan Chase	31,897	2,891
KeyCorp	3,147	59
KKR LP (A)	28,374	512
Legg Mason	1,747	66
Marsh & McLennan	8,008	588
Meta Financial Group	1,009	86
MetLife	14,429	757
Moody’s	878	98
Morgan Stanley	32,082	1,465
Morningstar	1,265	101
MSCI, Cl A	1,152	109
Northern Trust	9,820	858
PNC Financial Services Group	1,879	239
RenaissanceRe Holdings	612	90
S&P Global	2,799	362
Santander Consumer USA Holdings*	14,373	212
State Street	18,784	1,497
Synchrony Financial	6,068	220
T Rowe Price Group	1,349	96
US Bancorp	4,708	259
Voya Financial	7,281	300
Wells Fargo	22,547	1,305
White Mountains Insurance Group	108	101

		23,571

Health Care — 12.9%
Abbott Laboratories	21,871	986
Achaogen*	6,657	156
Aclaris Therapeutics*	3,676	115
Aetna	1,370	176
Agios Pharmaceuticals*	1,120	54
Akorn*	10,522	219
Alexion Pharmaceuticals*	15,887	2,085
Amgen	11,967	2,113
Anthem	1,653	272
Avexis*	2,728	167
BioMarin Pharmaceutical*	2,632	247
BioTelemetry*	5,323	135
Bioverativ*	7,452	388
Boston Scientific*	27,990	687
Bruker	7,480	181
Cara Therapeutics*	6,728	108
Cerner*	1,418	78
Cigna	3,386	504
CR Bard	931	228
DENTSPLY SIRONA	4,010	255

SEI Catholic Values Trust / Annual Report / February 28, 2017	9

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund (Continued)

February 28, 2017

Description	Shares	Market Value ($ Thousands)
Edwards Lifesciences*	2,014	$189
Exelixis*	4,774	103
Express Scripts Holding*	626	44
Gilead Sciences	19,251	1,357
Henry Schein*	2,251	386
Heska*	1,149	107
Horizon Pharma*	20,604	331
Humana	1,976	417
Incyte*	2,060	274
Intuitive Surgical*	182	134
Lannett*	20,533	452
Loxo Oncology*	1,995	89
McKesson	419	63
Medtronic	13,607	1,101
Mettler-Toledo International*	1,364	650
Patheon*	13,293	419
Premier, Cl A*	2,544	80
QIAGEN	11,910	339
Quintiles Transnational Holdings*	5,464	423
Regeneron Pharmaceuticals*	3,106	1,160
ResMed	8,093	583
Teleflex	473	90
United Therapeutics*	1,635	242
UnitedHealth Group	19,683	3,255
Varex Imaging*	2,761	96
Varian Medical Systems*	6,903	579
Vertex Pharmaceuticals*	2,842	258
VWR*	14,434	406
Waters*	6,203	961
WellCare Health Plans*	480	68
Zimmer Biomet Holdings	929	109
Zoetis, Cl A	18,258	973

		24,892

Industrials — 9.0%
3M	8,524	1,588
Acacia Research*	10,959	64
ACCO Brands*	20,888	280
Acuity Brands	913	193
AGCO	1,432	87
American Airlines Group	10,488	486
Atlas Air Worldwide Holdings*	1,770	101
B/E Aerospace	2,860	182
Caterpillar	4,172	403
Chicago Bridge & Iron	4,701	158
Covanta Holding	14,760	239
CSX	2,560	124
Cummins	2,003	297
Deere	2,505	274
Delta Air Lines	22,773	1,137
Dover	1,366	109
Eaton	13,647	982
FedEx	1,818	351

Description	Shares	Market Value ($ Thousands)
Flowserve	1,306	$61
Hudson Technologies*	10,797	77
Illinois Tool Works	4,616	609
Ingersoll-Rand	4,588	364
Johnson Controls International	30,345	1,273
Kansas City Southern	1,754	155
LB Foster, Cl A	8,828	123
ManpowerGroup	6,614	642
Nordson	801	96
Owens Corning	3,846	225
Parker-Hannifin	926	143
Pitney Bowes	19,664	268
Rockwell Automation	1,196	181
Rockwell Collins	8,450	808
Southwest Airlines	5,600	324
Spirit AeroSystems Holdings, Cl A	2,731	168
Stanley Black & Decker	2,756	350
Terex	9,555	299
TransDigm Group	830	211
Triumph Group	5,712	159
Union Pacific	11,039	1,192
United Parcel Service, Cl B	3,789	401
Waste Management	3,913	287
Wesco Aircraft Holdings*	19,006	230
WESCO International*	1,213	84
WW Grainger	4,699	1,165
Xylem	10,536	507

		17,457

Information Technology — 16.9%
Activision Blizzard	8,084	365
Adobe Systems*	13,891	1,644
Alphabet, Cl A*	4,223	3,568
Alphabet, Cl C*	600	494
Amdocs	2,715	165
Analog Devices	6,019	493
Apple	21,318	2,920
Applied Materials	43,177	1,564
ASML Holding, Cl G	7,383	898
Autodesk*	2,258	195
Automatic Data Processing	5,319	546
CA	8,337	269
Cisco Systems	51,593	1,763
Cognizant Technology Solutions, Cl A*	4,162	247
CommerceHub*	11,485	189
Conduent*	1,129	18
Dell Technologies, Cl V*	6,105	388
eBay*	8,625	292
Facebook, Cl A*	16,482	2,234
First Solar*	4,901	177
FleetCor Technologies*	789	134
Genpact	3,395	82
Global Payments	2,892	230

10	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Shares	Market Value ($ Thousands)
Hewlett Packard Enterprise	8,044	$184
HP	6,538	114
Integrated Device Technology*	5,813	139
Intel	30,567	1,107
International Business Machines	3,868	696
Jabil Circuit	3,934	100
Juniper Networks	7,650	214
Keysight Technologies*	14,572	548
Lam Research	3,278	389
MasterCard, Cl A	5,791	640
Microchip Technology	6,964	505
Micron Technology*	31,836	746
Microsoft	45,653	2,921
National Instruments	6,760	218
NetApp	2,221	93
NVIDIA	1,989	202
Oracle	16,521	704
QUALCOMM	6,141	347
salesforce.com*	4,993	406
Symantec	14,602	417
Teradata*	12,903	401
Texas Instruments	4,776	366
VeriFone Systems*	5,068	105
Versum Materials*	1,984	60
Visa, Cl A	21,061	1,852
Xerox	5,649	42
Zebra Technologies, Cl A*	2,990	271

		32,662

Materials — 2.5%
A Schulman	2,749	93
AdvanSix*	3,622	99
Air Products & Chemicals	2,798	393
Avery Dennison	2,207	178
Ball	7,306	537
Cabot	1,966	114
Dow Chemical	7,461	465
Eastman Chemical	3,297	265
Ecolab	2,953	366
EI du Pont de Nemours	1,266	99
FMC	2,618	151
Louisiana-Pacific*	2,962	70
LSB Industries*	11,686	127
Praxair	7,768	922
Sealed Air	1,615	75
Sherwin-Williams	2,017	622
Sonoco Products	6,077	324

		4,900

Real Estate — 1.3%
American Tower‡	4,357	500
AvalonBay Communities‡	909	167
CBRE Group, Cl A*	7,411	264

Description	Shares	Market Value ($ Thousands)
Corporate Office Properties Trust‡	3,415	$116
HCP‡	1,549	51
Host Hotels & Resorts‡	8,255	149
Park Hotels & Resorts‡	860	22
Prologis‡	14,570	744
Quality Care Properties‡ *	309	6
Regency Centers‡	2,034	143
SBA Communications‡, Cl A*	1,831	212
Welltower‡	775	55
Weyerhaeuser‡	4,813	162

		2,591

Telecommunication Services — 0.4%
AT&T	8,764	366
Verizon Communications	9,955	494

		860

Utilities — 1.1%
American Electric Power	1,244	83
American Water Works	3,835	299
Calpine*	6,112	72
CMS Energy	14,943	665
Consolidated Edison	1,266	98
Eversource Energy	3,376	198
Exelon	3,510	129
PG&E	1,952	130
Pinnacle West Capital	1,754	144
Xcel Energy	7,322	320

		2,138

Total Common Stock (Cost $130,181) ($ Thousands)		152,944

FOREIGN COMMON STOCK — 16.1%

Australia — 0.3%
BHP Billiton ADR	17,372	657

Austria — 0.7%
Erste Group Bank	23,122	675
Schoeller-Bleckmann Oilfield Equipment	1,341	99
voestalpine	12,362	522

		1,296

Bermuda — 0.1%
Aspen Insurance Holdings	1,021	58
Validus Holdings	1,929	111

		169

Brazil — 0.3%
Banco Bradesco ADR	47,425	501

Canada — 1.2%
Canadian Natural Resources	22,223	638
Magna International	9,601	412

SEI Catholic Values Trust / Annual Report / February 28, 2017	11

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund (Concluded)

February 28, 2017

Description	Shares	Market Value ($ Thousands)
Tencent Holdings ADR	39,020	$1,036
Thomson Reuters	7,387	313

		2,399

China — 0.3%
Alibaba Group Holding ADR*	794	81
Anhui Conch Cement, Cl H	64,500	225
BYD, Cl H	59,000	347

		653

Colombia — 0.2%
Bancolombia ADR	9,440	353

Czech Republic — 0.1%
Komercni banka as	3,438	124

France — 0.6%
Societe Generale	9,389	418
Sodexo	6,457	711

		1,129

Germany — 0.3%
Continental	2,718	553

Hong Kong — 0.9%
China Life Insurance, Cl H	199,000	606
China Mobile ADR	9,783	541
Orient Overseas International	103,500	607

		1,754

India — 0.4%
HDFC Bank ADR	9,130	654
ICICI Bank ADR	24,094	198

		852

Ireland — 1.2%
Accenture, Cl A	4,478	549
ICON*	15,679	1,313
Jazz Pharmaceuticals*	2,822	374
Mallinckrodt*	2,799	147

		2,383

Italy — 0.3%
Prysmian	26,693	681

Japan — 0.9%
Denso	16,600	741
Hitachi	74,000	409
Secom	5,400	395
Toyota Motor ADR	2,513	284

		1,829

Mexico — 0.3%
Grupo Financiero Banorte, Cl O	98,000	490

Netherlands — 0.8%
AerCap Holdings*	5,572	253
Core Laboratories	7,446	852

Description	Shares	Market Value ($ Thousands)
Royal Dutch Shell, Cl A	18,884	$489

		1,594

Norway — 1.0%
DNB	72,716	1,196
Norsk Hydro	91,887	522
Statoil ADR	17,450	307

		2,025

Puerto Rico — 0.3%
OFG Bancorp	26,435	341
Popular	7,267	320

		661

Singapore — 0.1%
DBS Group Holdings	13,500	181

South Korea — 0.5%
Hyundai Mobis	1,987	448
Samsung Electronics	373	634

		1,082

Spain — 0.8%
Abertis Infraestructuras	39,686	584
Amadeus IT Holding, Cl A	19,891	928

		1,512

Sweden — 0.3%
Getinge, Cl B	30,934	526

Switzerland — 0.4%
Credit Suisse Group ADR	51,766	781

Taiwan — 0.9%
Advanced Semiconductor Engineering	333,000	413
Hon Hai Precision Industry	79,200	231
Taiwan Semiconductor Manufacturing	186,000	1,144

		1,788

Turkey — 0.2%
Akbank	153,204	367

United Kingdom — 2.7%
Barclays	273,742	771
BP ADR	34,666	1,176
Delphi Automotive	1,794	136
Diageo	35,994	1,016
HSBC Holdings	72,059	580
ITV	148,837	375
Rio Tinto ADR	11,940	496
Royal Dutch Shell ADR, Cl A	15,803	820

		5,370

Total Foreign Common Stock (Cost $28,817) ($ Thousands)		31,710

12	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 0.4%
iShares MSCI EAFE ETF	13,209	$797

Total Exchange Traded Fund (Cost $754) ($ Thousands)		797

	Number of Rights

RIGHTS* — 0.0%

Taiwan — 0.0%
Advanced Semiconductor Engineering, Expires 03/24/2017	10,401	1

Total Rights (Cost $—) ($ Thousands)		1

	Shares
CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Government Fund, Cl F 0.310%**†	8,096,617	8,097

Total Cash Equivalent (Cost $8,097) ($ Thousands)		8,097

Total Investments — 98.0% (Cost $167,849) ($ Thousands)		$193,549

A list of the open futures contracts held by the Fund at February 28, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	5	Mar-2017	$4
S&P 500 Index E-MINI	16	Mar-2017	59

			$63

For the year ended February 28, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $197,424 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of February 28, 2017.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At February 28, 2017, such securities amounted to $879 ($ Thousands), or 0.4% of the net assets of the Fund (See Note 2).

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of February 28, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$152,944	$—	$—	$152,944
Foreign Common Stock	31,710	—	—	31,710
Exchange Traded Fund	797	—	—	797
Rights	—	1	—	1
Cash Equivalent	8,097	—	—	8,097

Total Investments in Securities	$193,548	$1	$—	$193,549

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$63	$—	$—	$63

Total Other Financial Instruments	$63	$—	$—	$63

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended February 28, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended February 28, 2017, there were no transfers from Level 2 into Level 3 assets and liabilities. For the year ended February 28, 2017, there were no Level 3 securities.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 28, 2017 ($ Thousands):

Security Description	Value 02/29/2016	Purchases at Cost	Proceeds from Sales	Value 02/28/2017	Dividend Income
SEI Daily Income Trust, Prime Obligation Fund, Class F	$3,010	$6,836	$(9,846)	$—	$4
SEI Daily Income Trust, Government Fund, Class F	—	42,368	(34,271)	8,097	12

Totals	$3,010	$49,204	$(44,117)	$8,097	$16

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2017	13

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund

February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 31.0%

Agency Mortgage-Backed Obligations — 20.9%
FHLMC
5.500%, 04/01/2030	$412	$457
5.000%, 06/01/2041 to 02/01/2042	507	559
4.500%, 06/01/2038 to 09/01/2045	515	556
4.000%, 01/01/2042 to 02/01/2046	2,124	2,245
3.500%, 03/01/2043 to 12/01/2045	1,071	1,102
3.000%, 08/01/2046 to 01/01/2047	1,013	1,007
FHLMC CMO, Ser 2014-328, Cl S4, IO
2.110%, 02/15/2038 (A)	353	24
FHLMC CMO, Ser 2014-4415, Cl IO, IO
2.036%, 04/15/2041 (A)	612	35
FHLMC CMO, Ser 2015-4494, Cl AI, IO
2.098%, 11/15/2038 (A)	939	55
FHLMC CMO, Ser 2015-4532, Cl YA
3.500%, 10/15/2041	115	119
FHLMC TBA
3.500%, 03/01/2041	100	102
3.000%, 03/15/2043	300	298
FNMA
5.000%, 10/01/2033 to 07/01/2044	2,599	2,871
4.500%, 08/01/2038 to 06/01/2042	394	425
4.000%, 03/01/2039 to 11/01/2045	1,494	1,582
3.500%, 08/01/2042 to 06/01/2046	2,560	2,633
3.000%, 11/01/2046 to 02/01/2047	497	494
2.810%, 04/01/2025	40	40
FNMA CMO, Ser 2015-55, Cl IO, IO
1.776%, 08/25/2055 (A)	513	30
FNMA CMO, Ser 2015-56, Cl AS, IO
5.372%, 08/25/2045 (A)	347	83
FNMA TBA
5.000%, 03/12/2045	400	438
4.500%, 03/01/2045	800	860
4.000%, 03/01/2042	1,900	1,997

Description	Face Amount (Thousands)	Market Value ($ Thousands)

3.500%, 03/15/2045	$900	$930
3.000%, 03/25/2026 to 03/15/2043	3,300	3,344
2.500%, 03/01/2026	200	200
GNMA
4.000%, 11/20/2045	373	398
3.000%, 07/20/2046	386	391
GNMA CMO, Ser 2012-34, Cl SA, IO
5.269%, 03/20/2042 (A)	220	39
GNMA CMO, Ser 2012-43, Cl SN, IO
5.833%, 04/16/2042 (A)	189	44
GNMA CMO, Ser 2014-118, Cl HS, IO
5.419%, 08/20/2044 (A)	389	84
GNMA CMO, Ser 2015-30, Cl IO, IO
1.065%, 07/16/2056 (A)	1,425	92
GNMA TBA
3.000%, 03/15/2045	1,300	1,315

		24,849

Non-Agency Mortgage-Backed Obligations — 10.1%
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/2046 (A)(B)	128	130
BBCCRE Trust, Ser 2015-GTP, Cl D
4.715%, 08/10/2033 (A)(B)	140	129
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
1.048%, 05/25/2035 (A)(B)	215	194
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
1.079%, 05/25/2035 (A)(B)	371	269
COMM Mortgage Trust, Ser 2013-CCRE8 CR8, Cl A4
3.334%, 06/10/2046	605	622
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 02/10/2023 (B)	100	100
COMM Mortgage Trust, Ser 2013-LC6, Cl A2
1.906%, 01/10/2018	170	171
COMM Mortgage Trust, Ser 2014-CR18, Cl D
4.737%, 07/15/2047	240	203
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl AS
3.849%, 06/15/2057 (A)	210	218
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
5.421%, 10/25/2028 (A)	340	366
First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl B1
2.949%, 04/25/2035 (A)	434	330
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
5.028%, 01/25/2029 (A)	130	137

14	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GS Mortgage Securities Trust, Ser 2006-GG8, Cl A5
5.622%, 11/10/2039	$178	$166
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (B)	474	504
GS Mortgage Securities Trust, Ser 2012-GC6, Cl AS
4.948%, 01/10/2045 (B)	200	218
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	450	469
GS Mortgage Securities Trust, Ser 2012-GCJ9, Cl A2
1.762%, 11/10/2017	230	230
GS Mortgage Securities Trust, Ser 2016-ICE2, Cl E
9.267%, 02/15/2033 (A)(B)	130	135
GS Mortgage Securities Trust, Ser 2017-485L
3.721%, 02/10/2027	100	103
Homestar Mortgage Acceptance, Ser 2004-5, Cl M2
1.776%, 10/25/2034 (A)	367	346
IndyMac INDX Mortgage Loan Trust, Ser 2007- AR5, Cl 2A1
3.184%, 05/25/2037 (A)	374	302
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	230	240
JP Morgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 10/25/2040 (B)	227	231
JP Morgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/2046 (A)(B)	127	129
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl C
4.202%, 05/15/2048 (A)	110	107
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.137%, 06/15/2025 (A)	100	102
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 01/15/2026	283	291
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.093%, 12/12/2049 (A)	260	241
Morgan Stanley Re-REMIC Trust, Ser 2009- GG10, Cl A4B
5.797%, 08/12/2045 (A)(B)	139	139
Morgan Stanley Re-REMIC Trust, Ser 2010- GG10, Cl A4B
5.797%, 08/15/2045 (A)(B)	182	182
Motel 6 Trust, Ser 2015-MTL6, Cl D
4.532%, 02/05/2020 (B)	130	130

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	$110	$111
Option One Mortgage Loan Trust, Ser 2007- FXD1, Cl 3A4
5.860%, 01/25/2037	150	144
Reperforming Loan REMIC Trust, Ser 2005-R2, Cl 2A3
8.000%, 06/25/2035 (B)	154	159
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	271	276
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl A3
3.400%, 05/10/2045	637	665
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A2
2.804%, 01/10/2045	0	—
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl A5
5.500%, 04/15/2047	350	350
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048 (A)	120	124
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A4
3.540%, 05/15/2048	180	185
WFRBS Commercial Mortgage Trust, Ser 2013- C17, Cl A2
2.921%, 02/15/2046	498	507
WFRBS Commercial Mortgage Trust, Ser 2013-UBSS1
2.927%, 03/15/2046	425	432

		10,087

Total Mortgage-Backed Securities (Cost $35,168) ($ Thousands)		34,936

U.S. TREASURY OBLIGATIONS — 29.5%
U.S. Treasury Bonds
4.500%, 02/15/2036	2,350	3,003
3.750%, 11/15/2043	830	953
3.625%, 02/15/2044	70	79
3.000%, 05/15/2045	1,051	1,055
3.000%, 11/15/2045	1,090	1,094
3.000%, 02/15/2047	10	10
2.875%, 05/15/2043	1,500	1,472
2.875%, 11/15/2046	1,800	1,765
2.750%, 11/15/2042	1,280	1,229
2.500%, 02/15/2045	90	82
2.500%, 02/15/2046	200	181
2.500%, 05/15/2046	1,951	1,765
2.250%, 08/15/2046	80	68

SEI Catholic Values Trust / Annual Report / February 28, 2017	15

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. Treasury Inflation Protected Securities
1.375%, 02/15/2044	$238	$267
0.750%, 02/15/2042	43	42
0.375%, 07/15/2023	591	604
0.125%, 04/15/2021	1,039	1,054
0.125%, 07/15/2026	363	356
U.S. Treasury Notes
2.375%, 08/15/2024	90	91
2.250%, 01/31/2024	410	412
2.250%, 02/15/2027	30	30
2.125%, 11/30/2023	70	70
2.000%, 11/15/2026	10	10
1.875%, 01/31/2022	2,415	2,413
1.875%, 02/28/2022	30	30
1.625%, 06/30/2020	4,120	4,125
1.625%, 02/15/2026	1,697	1,597
1.500%, 02/28/2023	1,030	996
1.500%, 08/15/2026	90	83
1.375%, 06/30/2023	1,080	1,032
1.375%, 08/31/2023	780	744
1.375%, 09/30/2023	80	76
1.250%, 07/31/2023	40	38
1.125%, 06/30/2021	770	748
1.125%, 09/30/2021	1,263	1,222
0.875%, 04/15/2019	1,760	1,746
0.500%, 04/30/2017	1,550	1,550
United States Treasury Bills (C)
0.507%, 04/20/2017	992	991
0.183%, 03/09/2017	181	181

Total U.S. Treasury Obligations (Cost $33,447) ($ Thousands)		33,264

CORPORATE OBLIGATIONS — 29.3%

Consumer Discretionary — 2.5%
1011778 BC ULC / New Red Finance
6.000%, 04/01/2022 (B)	50	52
Amazon.com
4.950%, 12/05/2044	30	35
American Axle & Manufacturing
6.625%, 10/15/2022	10	10
Charter Communications Operating
4.908%, 07/23/2025	222	234
Comcast
6.400%, 05/15/2038	199	256
3.375%, 08/15/2025	140	141
Cox Communications
3.350%, 09/15/2026 (B)	231	223
Daimler Finance North America
2.200%, 10/30/2021 (B)	251	247
Dollar Tree
5.750%, 03/01/2023	180	191

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Ford Motor
4.750%, 01/15/2043	$40	$38
General Motors
6.250%, 10/02/2043	40	46
4.200%, 03/01/2021	289	303
Goodyear Tire & Rubber
5.000%, 05/31/2026	20	20
Hyundai Capital America MTN
2.500%, 03/18/2019 (B)	274	275
NCL
4.625%, 11/15/2020 (B)	20	21
Netflix
5.875%, 02/15/2025	20	22
Time Warner
9.150%, 02/01/2023	100	129
7.570%, 02/01/2024	101	125
4.750%, 03/29/2021	140	150
3.600%, 07/15/2025	135	134
Time Warner Cable
7.300%, 07/01/2038	90	113
5.875%, 11/15/2040	30	32

		2,797

Consumer Staples — 2.1%
Altria Group
4.750%, 05/05/2021	50	55
2.850%, 08/09/2022	110	110
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	374	411
3.650%, 02/01/2026	130	132
3.300%, 02/01/2023	50	51
2.650%, 02/01/2021	30	30
Anheuser-Busch InBev Worldwide
2.500%, 07/15/2022	150	149
Constellation Brands
4.750%, 11/15/2024	100	108
CVS Health
5.125%, 07/20/2045	80	89
3.875%, 07/20/2025	18	19
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	413	515
Danone
2.077%, 11/02/2021 (B)	200	194
Diageo Capital
4.828%, 07/15/2020	110	119
Kraft Heinz Foods
5.375%, 02/10/2020	30	32
3.950%, 07/15/2025	100	102
Lamb Weston Holdings
4.875%, 11/01/2026 (B)	20	20
PepsiCo
4.600%, 07/17/2045	40	44

16	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Philip Morris International
2.900%, 11/15/2021	$10	$10
2.500%, 08/22/2022	50	50
Reynolds American
5.850%, 08/15/2045	60	72
3.250%, 06/12/2020	11	11
Spectrum Brands
6.625%, 11/15/2022	20	21
Walgreens Boots Alliance
3.450%, 06/01/2026	40	39
Wm Wrigley Jr
3.375%, 10/21/2020 (B)	30	31

		2,414

Energy — 4.1%
Anadarko Finance
7.500%, 05/01/2031	60	77
Anadarko Petroleum
6.200%, 03/15/2040	75	87
4.850%, 03/15/2021	20	22
4.521%, 10/10/2036	1,000	406
Apache
4.250%, 01/15/2044	60	58
BP Capital Markets
3.506%, 03/17/2025	90	91
3.216%, 11/28/2023	50	50
Chesapeake Energy
5.750%, 03/15/2023	20	18
Chevron
2.954%, 05/16/2026	60	59
Concho Resources
5.500%, 04/01/2023	20	21
ConocoPhillips
3.350%, 05/15/2025	200	200
2.400%, 12/15/2022	255	249
Devon Energy
5.850%, 12/15/2025	30	34
5.000%, 06/15/2045	30	31
3.250%, 05/15/2022	20	20
Devon Financing
7.875%, 09/30/2031	50	65
Ecopetrol
5.875%, 05/28/2045	100	90
Ensco
8.000%, 01/31/2024 (B)	14	14
Enterprise Products Operating
5.700%, 02/15/2042	100	114
4.050%, 02/15/2022	123	131
EOG Resources
4.150%, 01/15/2026	20	21
Exxon Mobil
3.043%, 03/01/2026	40	40

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Halliburton
3.800%, 11/15/2025	$50	$51
Kinder Morgan
5.300%, 12/01/2034	20	21
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	41
4.150%, 02/01/2024	400	408
3.500%, 09/01/2023	30	30
MPLX
4.875%, 06/01/2025	110	117
Noble Energy
5.250%, 11/15/2043	10	10
4.150%, 12/15/2021	50	53
Oasis Petroleum
6.875%, 03/15/2022	20	20
Occidental Petroleum
4.625%, 06/15/2045	20	21
4.400%, 04/15/2046	10	10
4.100%, 02/15/2047	20	20
3.400%, 04/15/2026	20	20
3.125%, 02/15/2022	19	20
3.000%, 02/15/2027	20	19
Petrobras Global Finance BV
7.375%, 01/17/2027	10	11
6.850%, 06/05/2115	50	43
5.375%, 01/27/2021	250	253
Petroleos Mexicanos
6.625%, 06/15/2035	120	121
Petroleos Mexicanos MTN
6.875%, 08/04/2026	20	22
Range Resources
4.875%, 05/15/2025	40	38
Schlumberger Holdings (B)
4.000%, 12/21/2025	30	32
3.000%, 12/21/2020	283	289
Shell International Finance BV
4.375%, 05/11/2045	50	52
4.000%, 05/10/2046	10	10
2.875%, 05/10/2026	80	78
1.750%, 09/12/2021	338	329
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	200	213
Sunoco Logistics Partners Operations
3.450%, 01/15/2023	147	147
Valero Energy
6.125%, 02/01/2020	74	82
Williams
7.875%, 09/01/2021	50	58
WPX Energy
8.250%, 08/01/2023	30	34

		4,571

SEI Catholic Values Trust / Annual Report / February 28, 2017	17

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Financials — 10.8%
AIA Group MTN
3.200%, 03/11/2025 (B)	$200	$196
Ally Financial
8.000%, 11/01/2031	50	62
American Express
2.650%, 12/02/2022	140	139
American International Group
4.800%, 07/10/2045	183	187
3.750%, 07/10/2025	80	81
Bank of America MTN
5.625%, 07/01/2020	150	165
5.000%, 01/21/2044	70	77
4.450%, 03/03/2026	10	10
4.000%, 01/22/2025	300	302
3.875%, 08/01/2025	40	41
3.500%, 04/19/2026	291	289
2.600%, 01/15/2019	300	304
1.950%, 05/12/2018	229	230
Blackstone Holdings Finance
6.625%, 08/15/2019 (B)	407	450
Carlyle Holdings II Finance
5.625%, 03/30/2043 (B)	235	235
CDP Financial
3.150%, 07/24/2024 (B)	430	438
Chubb INA Holdings
4.350%, 11/03/2045	30	32
3.350%, 05/03/2026	10	10
2.300%, 11/03/2020	10	10
CIT Group
5.500%, 02/15/2019 (B)	20	21
5.000%, 08/15/2022	20	21
Citigroup
4.450%, 09/29/2027	180	184
3.700%, 01/12/2026	170	171
3.400%, 05/01/2026	247	242
2.700%, 03/30/2021	229	229
2.361%, 09/01/2023 (A)	123	126
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250	257
Credit Agricole MTN
4.125%, 01/10/2027 (B)	250	248
Credit Agricole
8.125%, 12/31/2049 (A)(B)	260	278
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	250	256
4.550%, 04/17/2026	250	259
Fifth Third Bancorp
2.875%, 07/27/2020	192	195
Goldman Sachs Group
6.750%, 10/01/2037	100	125
5.750%, 01/24/2022	146	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)

5.150%, 05/22/2045	$30	$32
4.750%, 10/21/2045	30	32
4.250%, 10/21/2025	40	41
3.500%, 11/16/2026	175	173
2.875%, 02/25/2021	131	132
Goldman Sachs Group MTN
5.375%, 03/15/2020	100	109
3.850%, 07/08/2024	190	195
HSBC Holdings
4.250%, 03/14/2024	200	204
Intercontinental Exchange
2.750%, 12/01/2020	165	168
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	188
JPMorgan Chase
4.250%, 10/01/2027	10	10
4.125%, 12/15/2026	150	154
3.200%, 01/25/2023	275	279
3.125%, 01/23/2025	150	148
KKR Group Finance II
5.500%, 02/01/2043 (B)	73	76
KKR Group Finance III
5.125%, 06/01/2044 (B)	215	213
Liberty Mutual Group
4.250%, 06/15/2023 (B)	200	210
MetLife
3.000%, 03/01/2025	175	173
Morgan Stanley MTN
6.625%, 04/01/2018	200	210
3.875%, 04/29/2024	196	203
2.625%, 11/17/2021	414	412
Navient MTN
8.000%, 03/25/2020	40	43
Prudential Financial MTN
7.375%, 06/15/2019	385	431
Quicken Loans
5.750%, 05/01/2025 (B)	20	20
Royal Bank of Scotland Group
5.125%, 05/28/2024	200	202
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	150	165
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	249	254
WEA Finance (B)
3.750%, 09/17/2024	200	203
2.700%, 09/17/2019	430	435
Wells Fargo MTN
4.900%, 11/17/2045	50	53
4.750%, 12/07/2046	30	31
4.650%, 11/04/2044	100	102
4.400%, 06/14/2046	10	10

18	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

4.300%, 07/22/2027	$110	$115
3.450%, 02/13/2023	160	162
Wells Fargo
4.480%, 01/16/2024	200	214
3.069%, 01/24/2023	262	263
3.000%, 10/23/2026	50	48

		12,147

Health Care — 1.1%
Abbott Laboratories
4.900%, 11/30/2046	40	42
4.750%, 11/30/2036	10	10
3.750%, 11/30/2026	40	40
Aetna
3.200%, 06/15/2026	10	10
2.800%, 06/15/2023	10	10
2.400%, 06/15/2021	151	153
Amgen
3.625%, 05/22/2024	60	62
Centene
6.125%, 02/15/2024	10	11
4.750%, 05/15/2022	20	20
Cleveland Clinic Foundation
4.858%, 01/01/2114	236	231
Express Scripts Holding
3.400%, 03/01/2027	211	200
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	50	51
Gilead Sciences
3.650%, 03/01/2026	30	30
3.500%, 02/01/2025	50	51
Howard Hughes Medical Institute
3.500%, 09/01/2023	210	222
Mallinckrodt International Finance
4.750%, 04/15/2023	30	27
Medtronic
3.500%, 03/15/2025	70	72

		1,242

Industrials — 2.1%
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	230	228
American Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.625%, 01/15/2021 (B)	161	168
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	396	423
American Builders & Contractors Supply
5.750%, 12/15/2023 (B)	30	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Canadian Pacific Railway
6.125%, 09/15/2115	$127	$153
Delta Air Lines Pass-Through Trust, Ser 2012-2, Cl A
4.950%, 05/23/2019	268	280
Eaton
4.150%, 11/02/2042	70	70
Florida East Coast Holdings
6.750%, 05/01/2019 (B)	20	21
International Lease Finance
8.625%, 01/15/2022	20	25
6.250%, 05/15/2019	10	11
5.875%, 08/15/2022	50	56
Park Aerospace Holdings (B)
5.500%, 02/15/2024	10	11
5.250%, 08/15/2022	10	10
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (B)	342	347
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	380	391
United Rentals North America
5.875%, 09/15/2026	30	32
Waste Management
3.500%, 05/15/2024	60	62
West Corporation (B)
5.375%, 07/15/2022	20	19
4.750%, 07/15/2021	10	10

		2,348

Information Technology — 1.3%
Apple
3.200%, 05/13/2025	80	81
Diamond 1 Finance (B)
4.420%, 06/15/2021	60	63
3.480%, 06/01/2019	70	71
Hewlett Packard Enterprise
4.400%, 10/15/2022	69	73
Intel
3.700%, 07/29/2025	60	63
Juniper Networks
3.125%, 02/26/2019	159	162
Microsoft
4.500%, 02/06/2057	20	21
4.450%, 11/03/2045	40	42
4.250%, 02/06/2047	223	231
3.300%, 02/06/2027	130	133
2.875%, 02/06/2024	60	60
2.700%, 02/12/2025	20	20
2.400%, 08/08/2026	50	47
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	247	252

SEI Catholic Values Trust / Annual Report / February 28, 2017	19

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Visa
4.300%, 12/14/2045	$50	$54
3.150%, 12/14/2025	70	71

		1,444

Materials — 0.7%
Barrick
4.100%, 05/01/2023	181	194
BHP Billiton Finance USA
6.750%, 10/19/2075 (A)(B)	200	229
3.250%, 11/21/2021	90	94
2.875%, 02/24/2022	10	10
Freeport-McMoRan
5.450%, 03/15/2043	20	17
4.000%, 11/14/2021	40	39
Georgia-Pacific
8.875%, 05/15/2031	10	15
Glencore Finance Canada
2.700%, 10/25/2017 (B)	10	10
Glencore Funding
4.125%, 05/30/2023 (B)	70	72
Reynolds Group Issuer
5.125%, 07/15/2023 (B)	20	21
Vale Overseas
6.875%, 11/21/2036	20	22
4.375%, 01/11/2022	20	21
WestRock RKT
4.000%, 03/01/2023	10	10
3.500%, 03/01/2020	20	21

		775

Real Estate — 1.3%
Boston Properties
3.850%, 02/01/2023	200	209
GLP Capital
4.875%, 11/01/2020	30	31
HCP
4.000%, 06/01/2025	150	153
Health Care
4.500%, 01/15/2024	200	212
Realty Income
4.650%, 08/01/2023	178	193
Simon Property Group
2.350%, 01/30/2022	299	295
Ventas Realty
4.125%, 01/15/2026	136	139
2.700%, 04/01/2020	215	217

		1,449

Telecommunication Services — 1.1%
AT&T
5.650%, 02/15/2047	90	95

Description	Face Amount (Thousands)	Market Value ($ Thousands)

5.450%, 03/01/2047	$30	$31
5.350%, 09/01/2040	1	1
3.400%, 05/15/2025	438	424
Rogers Communications
6.800%, 08/15/2018	185	198
Verizon Communications
5.150%, 09/15/2023	20	22
4.862%, 08/21/2046	30	29
4.522%, 09/15/2048	337	310
3.500%, 11/01/2024	170	170

		1,280

Utilities — 2.2%
AES
5.500%, 04/15/2025	20	20
Duke Energy
3.750%, 04/15/2024	331	343
Electricite de France
3.625%, 10/13/2025 (B)	88	89
Eversource Energy
3.150%, 01/15/2025	111	111
Exelon
5.625%, 06/15/2035	60	69
5.100%, 06/15/2045	240	264
FirstEnergy
7.375%, 11/15/2031	220	290
Pacific Gas & Electric
6.050%, 03/01/2034	250	316
Sempra Energy
1.625%, 10/07/2019	239	237
Southern
3.250%, 07/01/2026	315	306
Virginia Electric & Power
3.150%, 01/15/2026	124	124
Xcel Energy
2.600%, 03/15/2022	324	324

		2,493

Total Corporate Obligations (Cost $32,492) ($ Thousands)		32,960

ASSET-BACKED SECURITIES — 8.0%

Automotive — 1.4%
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A1
1.980%, 01/15/2022	825	825
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A3
1.880%, 08/17/2020 (B)	258	258

20	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/2018 (B)	$293	$295
NextGear Floorplan Master Owner Trust, Ser 2016-1A, Cl A2
2.740%, 04/15/2021 (B)	159	159

		1,537

Credit Cards — 0.5%
Citibank Credit Card Issuance Trust, Ser 2014- A6, Cl A6
2.150%, 07/15/2021	257	259
Citibank Credit Card Issuance Trust, Ser 2017- A2, Cl A2
1.740%, 01/19/2021	312	313

		572

Mortgage Related Securities — 0.5%
Bayview Financial Asset Trust, Ser 2007-SR1A, Cl M3
1.928%, 03/25/2037 (A)(B)	339	285
Master Asset-Backed Securities Trust, Ser 2006-FRE1, Cl A4
1.061%, 12/25/2035 (A)	301	270

		555

Other Asset-Backed Securities — 5.6%
Airspeed, Ser 2007-1A, Cl G1
1.040%, 04/15/2024 (A)(B)	317	251
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
2.278%, 02/25/2023 (A)(B)	120	106
CIT Mortgage Loan Trust, Ser 2007-1, Cl 2M1
2.278%, 01/25/2023 (A)(B)	160	139
Colony American Homes, Ser 2014-1A, Cl A
1.918%, 05/17/2031 (A)(B)	478	478
Conseco Financial, Ser 1997-7, Cl M1
7.030%, 07/15/2028	239	234
DRB Prime Student Loan Trust, Ser 2015-B, Cl A2
3.170%, 07/25/2031 (B)	135	136
GSAMP Trust, Ser 2004-SEA2, Cl M2
2.021%, 03/25/2034 (A)	393	280
John Deere Owner Trust, Ser 2015-A, Cl A4
1.650%, 12/15/2021	205	205
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
2.575%, 11/25/2024 (A)	112	114
RAMP Trust, Ser 2004-RS8, Cl MI1
5.680%, 08/25/2034	243	246
RAMP Trust, Ser 2006-RZ3, Cl M1
1.121%, 08/25/2036 (A)	470	394
SLM Student Loan Trust, Ser 2006-1, Cl A5
0.992%, 07/26/2021 (A)	120	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2008-5, Cl A4
2.582%, 07/25/2023 (A)	$92	$94
Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	156	166
Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	284	291
Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	812	837
Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	915	943
Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	231	233
SoFi Professional Loan Program, Ser 2017-A, Cl A2A
1.550%, 03/26/2040 (B)	175	175
Store Master Funding I, Ser 2015-1A, Cl A1
3.750%, 04/20/2045 (B)	333	329
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (B)	282	280
Volvo Financial Equipment LLC, Ser 2017-1A, Cl A3
1.920%, 03/15/2021 (B)	251	251

		6,298

Total Asset-Backed Securities (Cost $9,001) ($ Thousands)		8,962

MUNICIPAL BONDS — 0.9%

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	145	146

New Jersey — 0.3%
New Jersey State, Economic Development Authority, Ser YY, RB
4.197%, 06/15/2019	350	358

New York — 0.3%
New York State, Urban Development, RB
5.770%, 03/15/2039	265	324

SEI Catholic Values Trust / Annual Report / February 28, 2017	21

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 28, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Wisconsin — 0.2%
Wisconsin State, Ser A, RB, AGM
5.200%, 05/01/2018	$225	$231

Total Municipal Bonds (Cost $1,048) ($ Thousands)		1,059

SOVEREIGN DEBT — 0.9%
Argentine Government International Bond
5.625%, 01/26/2022 (B)	210	212
Brazilian Government International Bond
5.625%, 01/07/2041	120	115
Indonesia Government International Bond MTN
3.750%, 04/25/2022	200	205
Mexico Government International Bond MTN
5.550%, 01/21/2045	200	211
Peruvian Government International Bond
6.550%, 03/14/2037	10	13
5.625%, 11/18/2050	40	47
Poland Government International Bond
4.000%, 01/22/2024	110	116
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030	80	96

Total Sovereign Debt (Cost $1,011) ($ Thousands)		1,015

	Shares
CASH EQUIVALENT — 8.4%
SEI Daily Income Trust, Government Fund, Cl F
0.310%**†	9,457,331	9,457

Total Cash Equivalent (Cost $9,457) ($ Thousands)		9,457

Total Investments — 108.0% (Cost $121,624) ($ Thousands)		$121,653

	Contracts
PURCHASED OPTIONS(D)* — 0.0%
April 2017, U.S. 10 Year Future Option Call, Expires 03/27/2017, Strike Price $125.00	4	2
April 2017, U.S. 10 Year Future Option Call, Expires 03/27/2017, Strike Price $126.00	5	1
April 2017, U.S. 10 Year Future Option Put, Expires 03/27/2017, Strike Price $122.00	4	—

Description	Contracts	Market Value ($ Thousands)

April 2017, U.S. 10 Year Future Option Put, Expires 03/27/2017, Strike Price $119.00	4	$—
April 2017, U.S. 5 Year Future Option Put, Expires 03/27/2017, Strike Price $115.00	4	—
April 2017, U.S. 5 Year Future Option Put, Expires 03/27/2017, Strike Price $117.00	4	1
April 2017, U.S. Bond Future Option Call, Expires 03/27/2017, Strike Price $152.00	1	1
May 2017, U.S. 10 Year Future Option Put, Expires 04/24/2017, Strike Price $123.50	2	1

Total Purchased Options (Cost $10) ($ Thousands)		$6

WRITTEN OPTIONS (D)* — 0.0%
April 2017, U.S. 10 Year Future Option Call, Expires 03/27/2017 Strike Price $126.50	(2)	—
April 2017, U.S. 10 Year Future Option Put, Expires 03/27/2017 Strike Price $120.50	(8)	—
April 2017, U.S. 5 Year Future Option Call, Expires 03/27/2017 Strike Price $118.50	(20)	(3)
April 2017, U.S. 5 Year Future Option Call, Expires 03/27/2017 Strike Price $118.25	(2)	—
April 2017, U.S. 5 Year Future Option Put, Expires 03/27/2017 Strike Price $116.00	(10)	(1)
April 2017, U.S. 5 Year Future Option Put, Expires 03/27/2017 Strike Price $116.75	(4)	(1)
June 2017, U.S. 10 Year Future Option Call, Expires 05/29/2017 Strike Price $128.00	(3)	(1)
June 2017, U.S. 10 Year Future Option Call, Expires 05/29/2017 Strike Price $127.50	(19)	(7)
June 2017, U.S. 10 Year Future Option Call, Expires 05/29/2017 Strike Price $127.00	(6)	(3)
June 2017, U.S. 10 Year Future Option Put, Expires 05/29/2017 Strike Price $121.00	(3)	(1)

22	SEI Catholic Values Trust / Annual Report / February 28, 2017

Description	Contracts	Market Value ($ Thousands)

June 2017, U.S. 10 Year Future Option Put, Expires 05/29/2017 Strike Price $119.50	(12)	$(2)
June 2017, U.S. Bond Future Option Call, Expires 05/29/2017 Strike Price $160.00	(4)	(3)
June 2017, U.S. Bond Future Option Call, Expires 05/29/2017 Strike Price $158.00	(2)	(2)
May 2017, U.S. 5 Year Future Option Call, Expires 04/24/2017 Strike Price $119.25	(12)	(1)
May 2017, U.S. 5 Year Future Option Call, Expires 04/24/2017 Strike Price $118.75	(2)	—
May 2017, U.S. 5 Year Future Option Put, Expires 04/24/2017 Strike Price $116.00	(12)	(1)
May 2017, U.S. 5 Year Future Option Put, Expires 04/24/2017 Strike Price $115.75	(2)	—

Total Written Options (Premiums Received $33) ($ Thousands)		$(26)

A list of the open futures contracts held by the Fund at February 28, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(50)	Mar-2017	$11
U.S. 2-Year Treasury Note	(4)	Jun-2017	1
U.S. 5-Year Treasury Note	32	Jun-2017	4
U.S. 10-Year Treasury Note	31	Jun-2017	11
U.S. 10-Year Ultra Long Treasury Note	(11)	Jun-2017	(7)
U.S. Long Treasury Bond	(3)	Jun-2017	(5)
U.S. Ultra Long Treasury Bond	(4)	Jun-2017	(10)

			$5

For the year ended February 28, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at February 28, 2017, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
04/20/17	CAD	3	USD	2	$—
04/20/17	USD	232	GBP	190	4
04/20/17	USD	243	BRL	796	10
04/20/17	USD	351	INR	24,230	11
04/20/17	USD	356	IDR	4,807,920	3
04/20/17	USD	406	PLN	1,689	9
04/20/17	EUR	421	USD	449	1
04/20/17	USD	447	EUR	421	1
04/20/17	CNH	850	USD	121	(3)
04/20/17	PLN	1,689	USD	414	(1)
04/20/17	CNY	4,383	USD	623	(14)
04/20/17	TWD	17,200	USD	544	(20)
04/20/17	JPY	121,955	USD	1,068	(24)

					$(23)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at February 28, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Bank of America	$(636)	$623	$(14)
Citigroup	(4,683)	4,674	(9)

			$(23)

For the year ended February 28, 2017, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of open centrally cleared swap agreements held by the Fund at February 28, 2017, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
UBS Warburg	CDX.NA.HY.27	SELL	5.00	12/20/21	$(475)	$17

SEI Catholic Values Trust / Annual Report / February 28, 2017	23

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Concluded)

February 28, 2017

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Merrill Lynch	1.27%	1-DAY FED FUNDS	05/15/23	$6,016	$130

For the year ended February 28, 2017, the total amount of all swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $112,635 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of February 28, 2017.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of February 28, 2017.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On February 28, 2017, the value of these securities amounted to $13,597 ($ Thousands), representing 12.1% of the Net Assets of the Fund.

(C)	The rate reported is the effective yield at the time of purchase.

(D)	For the year ended February 28, 2017, the total amount of open purchased options, and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

AGM — Assured Guaranty Municipal

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan – Offshore

CNY — Chinese Yuan – Onshore

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only

JPY — Japanese Yen

LLC — Limited Liability Company

MTN — Medium Term Note

PLN — Polish Zloty

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

TWD — Taiwanese Dollar

ULC — Unlimited Liability Company

USD — United States Dollar

The following is a list of the inputs used as of February 28, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$34,936	$—	$34,936
U.S. Treasury Obligations	—	33,264	—	33,264
Corporate Obligations	—	32,960	—	32,960
Asset-Backed Securities	—	8,962	—	8,962
Municipal Bonds	—	1,059	—	1,059
Sovereign Debt	—	1,015	—	1,015
Cash Equivalent	9,457	—	—	9,457

Total Investments in Securities	$9,457	$112,196	$—	$121,653

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$6	$—	$—	$6
Written Options	(26)	—	—	(26)
Futures Contracts*
Unrealized Appreciation	27	—	—	27
Unrealized Depreciation	(22)	—	—	(22)
Forwards Contracts*
Unrealized Appreciation	—	39	—	39
Unrealized Depreciation	—	(62)	—	(62)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	—	17	—	17
Interest Rate Swaps*
Unrealized Appreciation	—	130	—	130

Total Other Financial Instruments	$(15)	$124	$—	$109

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended February 28, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended February 28, 2017, there were no transfers from Level 2 into Level 3 assets and liabilities. For the year ended February 28, 2017, there were no Level 3 investments.

The following is a summary of the transactions with affiliates for the year ended February 28, 2017 ($ Thousands):

Security Description	Value 2/29/16	Purchases at Cost	Proceeds from Sales	Value 2/28/2017	Dividend Income
SEI Daily Income Trust, Prime Obligation Fund, Class F	$4,564	$15,610	$(20,174)	$—	$4
SEI Daily Income Trust, Government Fund, Class F	—	61,426	(51,969)	9,457	11

Totals	$4,564	$77,036	$(72,143)	$9,457	$15

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Catholic Values Trust / Annual Report / February 28, 2017

SEI Catholic Values Trust / Annual Report / February 28, 2017	25

Statements of Assets and Liabilities ($ Thousands)

February 28, 2017

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at value†	$185,452		$112,196
Affiliated investments, at value††	8,097		9,457
Cash	3,496		98
Cash collateral on futures	95		82
Cash collateral on swap contracts	—		127
Foreign currency, at value†††	65		—
Receivable for fund shares sold	—		211
Receivable for investment securities sold	—		58
Dividends and Interest receivable	346		591
Unrealized appreciation on forward foreign currency contracts	—		39
Options purchased, at value††††	—		6
Receivable for variation margin on futures contracts	—		1
Receivable for variation margin on swap contracts	—		1
Prepaid expenses	26		14
Other assets	—		1
Total Assets	197,577		122,882
Liabilities:
Payable for investment securities purchased	—		9,881
Income distribution payable	—		201
Options written, at value#	—		26
Payable to custodian	4		—
Payable for variation margin on futures contracts	8		7
Administration fees payable	45		17
Shareholder servicing fees payable, Class F(1)	13		8
Unrealized depreciation on forward foreign currency contracts	—		62
Trustees fees payable	1		—
Investment advisory fees payable	55		9
Other payables	22		1
Accrued expense payable	5		35
Total Liabilities	153		10,247
Net Assets	$197,424		$112,635
† Cost of investments	$159,752		$112,167
†† Cost of affiliated investments	8,097		9,457
††† Cost of foreign currency	65		—
†††† Cost of purchased options	—		10
# Premiums received on written options	—		33
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$185,201		$113,329
Undistributed (distributions in excess of) net investment income	(24)		57
Accumulated net realized loss on investments, securities sold short, option contracts, futures, swap contracts and foreign currency	(13,516)		(914)
Net unrealized appreciation on investments and securities sold short	25,700		29
Net unrealized appreciation on options	—		3
Net unrealized appreciation on futures contracts	63		5
Net unrealized appreciation on swap contracts	—		147
Net unrealized (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		(21)
Net Assets	$197,424		$112,635
Net Asset Value, Offering and Redemption Price Per Share — Class F(1)	$10.61		$9.93
	($185,907,962 ÷ 17,520,364 shares	)	($111,464,714 ÷ 11,224,236 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.60		$9.94
	($11,515,822 ÷ 1,086,282 shares	)	($1,170,745 ÷ 117,813 shares	)

(1) See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Catholic Values Trust / Annual Report / February 28, 2017

Statements of Operations ($ Thousands)

For the year ended February 28, 2017

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$ 3,203	$ —
Interest Income	16	2,447
Dividends from Affiliated Registered Investment Company(1)	16	15
Less: Foreign Taxes Withheld	(114)	—
Total Investment Income	3,121	2,462
Expenses:
Investment Advisory Fees	1,074	334
Administration Fees	537	269
Shareholder Servicing Fees, Class F Shares(3)	420	236
Professional Fees	49	24
Registration Fees	37	22
Deferred offering costs(2)	29	6
Printing Fees	26	13
Custodian/Wire Agent Fees	18	18
Trustees’ Fees	3	2
Other Expenses	28	71
Total Expenses	2,221	995
Less:
Waiver of investment advisory fees	(438)	(97)
Waiver of shareholder servicing fees, Class F Shares(3)	(252)	(141)
Waiver of administration fees	—	(78)
Net Expenses	1,531	679
Net Investment Income	1,590	1,783
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(3,447)	197
Securities Sold Short	—	(3)
Futures Contracts	447	251
Foreign Currency Transactions	7	58
Purchased and Written Options	—	(40)
Swap Contracts	—	16
Net Change in Unrealized Appreciation on:
Investments	40,619	378
Securities Sold Short	—	2
Futures Contracts	25	6
Purchased and Written Options	—	7
Swap Contracts	—	172
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1	5
Net Increase in Net Assets Resulting from Operations	$39,242	$2,832

(1)	See Note 5 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
(3)	See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2017	27

Statements of Changes in Net Assets ($ Thousands)

For the years ended February,

	Catholic Values Equity Fund*		Catholic Values Fixed Income Fund*
	2/28/2017	2/29/2016	2/28/2017	2/29/2016
Operations:
Net Investment Income	$1,590	$1,330	$1,783	$1,292
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	(3,000)	(10,487)	421	(514)
Net Realized Gain on Foreign Currency Transactions	7	24	58	39
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	40,644	(14,881)	565	(381)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1	(1)	5	(26)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,242	(24,015)	2,832	410
Dividends and Distributions to Shareholders:
Net Investment Income:
Class F‡	(1,691)	(1,169)	(2,200)	(1,424)
Class Y	(137)	(86)	(29)	(19)
Net realized gains:
Class F‡	—	—	(310)	—
Class Y	—	—	(4)	—
Total Dividends and Distributions	(1,828)	(1,255)	(2,543)	(1,443)
Capital Share Transactions:
Class F*‡:
Proceeds from Shares Issued	39,639	176,363	37,471	97,064
Reinvestment of Dividends & Distributions	1,690	1,169	2,497	1,425
Cost of Shares Redeemed	(33,114)	(11,279)	(15,191)	(11,158)
Net Increase in Net Assets from Class F Transactions	8,215	166,253	24,777	87,331
Class Y†:
Proceeds from Shares Issued	1,204	11,675	63	1,219
Reinvestment of Dividends & Distributions	137	86	32	19
Cost of Shares Redeemed	(1,418)	(872)	(117)	(45)
Net Increase (Decrease) in Net Assets from Class Y Transactions	(77)	10,889	(22)	1,193
Net Increase in Net Assets Derived from Capital Share Transactions	8,138	177,142	24,755	88,524
Net Increase in Net Assets	45,552	151,872	25,044	87,491
NET ASSETS:
Beginning of Year	151,872	—	87,591	100 (1)
End of Year	$197,424	$151,872	$112,635	$87,591
Undistributed (Distributions in Excess of) Net Investment Income	$(24)	$151	$57	$95
Capital Share Transactions:
Class F*‡:
Shares Issued	4,079	17,727	3,740	9,720
Shares Issued in Lieu of Dividends & Distributions	168	125	249	145
Shares Redeemed	(3,371)	(1,208)	(1,506)	(1,134)
Net Increase in Shares Outstanding from Share Transactions	876	16,644	2,483	8,731
Capital Share Transactions:
Class Y†:
Shares Issued	128	1,172	6	123
Shares Issued in Lieu of Dividends & Distributions	14	9	3	2
Shares Redeemed	(143)	(94)	(11)	(5)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1)	1,087	(2)	120
†	Class Y commenced operations May 31, 2015.
*	Fund and Class F (Formerly Class A) ‡ commenced operations on April 30, 2015.
‡	See Note 1 in Notes to Financial Statements.
(1)	Seed money received on March 5, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Catholic Values Trust / Annual Report / February 28, 2017

Financial Highlights

For the years ended February 28,

For a share outstanding throughout the period

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F ‡
2017	$8.57	$0.09	$2.05	$2.14	$(0.10)	$—	$(0.10)	$10.61	25.03%	$185,908	0.86%	1.25%	0.88%	63%
2016(2)	10.00	0.08	(1.44)	(1.36)	(0.07)	—	(0.07)	8.57	(13.66)	142,564	0.86	1.32	0.96	84
Class Y
2017	$8.56	$0.10	$2.06	$2.16	$(0.12)	$—	$(0.12)	$10.60	25.28%	$11,516	0.76%	1.00%	0.98%	63%
2016(3)	10.04	0.07	(1.47)	(1.40)	(0.08)	—	(0.08)	8.56	(14.05)	9,308	0.76	1.07	1.01	84
Catholic Values Fixed Income Fund
Class F ‡
2017	$9.89	$0.19	$0.11	$0.30	$(0.23)	$(0.03)	$(0.26)	$9.93	3.11%	$111,465	0.71%	1.04%	1.87%	124%
2016(2)	10.00	0.14	(0.09)	0.05	(0.16)	—	(0.16)	9.89	0.54	86,406	0.71	1.09	1.77	216
Class Y
2017	$9.89	$0.20	$0.15	$0.35	$(0.24)	$(0.03)	$(0.27)	$9.94	3.32%	$1,170	0.61%	0.79%	1.97%	124%
2016(3)	9.95	0.14	(0.04)	0.10	(0.16)	—	(0.16)	9.89	1.00	1,185	0.61	0.84	1.97	216

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	See Note 1 in Notes to Financial Statements.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on May 31, 2015. All ratios for the period have been annualized.

Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2017	29

Notes to Financial Statements

February 28, 2017

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F (Formerly Class A shares) and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

Effective January 31, 2017, the SEI Catholic Values Equity Fund, Class A and the SEI Catholic Values Fixed Income Fund, Class A were each re-designated as Class F. This share class name change had no impact on either Fund’s operations or investment policies.

2. SIGNIFICANT POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value,

30	SEI Catholic Values Trust / Annual Report / February 28, 2017

as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, notifies the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of

Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund

SEI Catholic Values Trust / Annual Report / February 28, 2017	31

Notes to Financial Statements (Continued)

February 28, 2017

calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 28, 2017, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

32	SEI Catholic Values Trust / Annual Report / February 28, 2017

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis: (i)market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii)purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statement of Assets and Liabilities as the Funds do not

have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 28, 2017, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

SEI Catholic Values Trust / Annual Report / February 28, 2017	33

Notes to Financial Statements (Continued)

February 28, 2017

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended February 28, 2017.

Written options transactions entered into during the year ended February 28, 2017 are summarized as follows:

Catholic Values Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of period	7	$3
Written	548	180
Expired	(222)	(73)
Closing buys	(210)	(77)
Balance at the end of period	123	$33

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 28, 2017, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 28, 2017, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement

34	SEI Catholic Values Trust / Annual Report / February 28, 2017

of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statement of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 28, 2017, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

SEI Catholic Values Trust / Annual Report / February 28, 2017	35

Notes to Financial Statements (Continued)

February 28, 2017

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 28, 2017, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Offering Costs — The Funds’ offering costs, which include typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve-month period from inception and can be found on the Statement of Operations.

As of February 28, 2017, all offering costs have been amortized by the Funds.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with

36	SEI Catholic Values Trust / Annual Report / February 28, 2017

a specified valuation method, are used to calculate the settlement value.

As of February 28, 2017, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $0.48 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVERIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$36,645	$36,645
Maximum potential amount of future payments	—	—	—	475,200	475,200
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$—	$—	$—
> than 100	—	—	475,200	—	—	475,200
Total	$—	$—	$475,200	$—	$—	$475,200

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statement of Operations.

The fair value of derivative instruments as of February 28, 2017 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:

Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$27	*	Net Assets — Unrealized appreciation on futures contracts	$22	*
	Net Assets — Unrealized appreciation on swap contracts	130	†	Net Assets — Unrealized appreciation on swap contracts	—
	Options purchased, at value	6		Options written, at value	26
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	39		Unrealized loss on forward foreign currency contracts	62
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	17	†	Net Assets — Unrealized appreciation on swap contracts	—

Total Derivatives not accounted for as hedging instruments		$219			$110

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

SEI Catholic Values Trust / Annual Report / February 28, 2017	37

Notes to Financial Statements (Continued)

February 28, 2017

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2017.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$447	$—	$—	$447
Foreign Exchange Contracts	—	—	(5)	—	(5)
Total	$—	$447	$(5)	$—	$442
Fixed Income Fund
Interest Rates	$(40)	$251	$—	$—	$211
Foreign exchange contracts	—	—	56	—	56
Credit contracts	—	—	—	16	16
Total	$(40)	$251	$56	$16	$283
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$25	$—	$—	$25
Total	$—	$25	$—	$—	$25
Fixed Income Fund
Interest Rates	$7	$6	$—	$130	$143
Foreign exchange contracts	—	—	3	—	3
Credit contracts	—	—	—	42	42
Total	$7	$6	$3	$172	$188

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

38	SEI Catholic Values Trust / Annual Report / February 28, 2017

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Equity Fund
Class F (Formerly Class A shares)	0.60%	0.25%	0.86%
Class Y	0.60%	0.00%	0.76%
Fixed Income Fund
Class F (Formerly Class A shares)	0.35%	0.25%	0.71%
Class Y	0.35%	0.00%	0.61%

Effective January 1, 2017, the Trust will pay the Administrator the following fees, at the annual rate set forth below calculated based upon the aggregate average daily net assets of the Trust:

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	3/1/16-12/31/16	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Equity Fund	0.300%	0.300%	0.260%	0.210%	0.1700%	0.120%
Fixed Income Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 28, 2017, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

Equity Fund

BlackRock Investment Management, LLC

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

EAM Investors, LLC

EARNEST Partners, LLC

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Waddell & Reed Investment Management Company

Fixed Income Fund

Income Research & Management

Western Asset Management Company

Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

The Administrator and Distributor have voluntarily agreed to waive a portion of their fee for each fund. The following table lists the waivers for the year ended February 28, 2017 ($ Thousands):

	Administration Fee Waiver	Shareholder Servicing Fee Waiver(Class F)
Equity Fund	$—	$252
Fixed Income Fund	78	141

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund and/or the SEI Daily Income Trust Prime Obligation Fund, each an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to each Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 28, 2017, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 28, 2017, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Equity Fund
Purchases	$—	$12,587	$12,587
Sales	—	11,641	11,641

SEI Catholic Values Trust / Annual Report / February 28, 2017	39

Notes to Financial Statements (Continued)

February 28, 2017

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Fixed Income Fund
Purchases	121,846	18,021	139,867
Sales	97,715	16,039	113,754

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in TIPs, and foreign currency translations, reclassification of long term capital gain distributions on REIT securities, basis adjustments for investments in partnerships, mark to market adjustment on PFICS, and reclassification distribution, have been reclassified to/ (from) the following accounts as of February 28, 2017 ($ Thousand):

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain/(Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Equity Fund	$63	$(63)	$—
Fixed Income Fund	408	(408)	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the period ended February 28, 2017 was as follows:

	Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Equity Fund
2017	$—	$1,828	$—	$1,828
2016	—	1,255	—	1,255
Fixed Income Fund
2017	—	2,543	—	2,543
2016	—	1,443	—	1,443

As of February 28, 2017, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Catholic Values Equity Fund	$95	$—	$(11,837)	$—	$—	$24,061	$(96)	$12,223
Catholic Values Fixed Income Fund	264	—	—	(491)	—	(109)	(358)	(694)

Post October losses represent losses realized on investment transactions from November 1, 2016 through February 28, 2017 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2017 through February 28, 2017 and specified losses realized on investment transactions from November 1, 2016 through February 28, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

40	SEI Catholic Values Trust / Annual Report / February 28, 2017

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Equity Fund	$(9,585)	(2,252)	11,837

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended February 28, 2017, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)
Fixed Income Fund	$215

For Federal income tax purposes, the cost of securities owned at February 28, 2017, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, QPTP basis, PFIC MTM, and investments in TIPs which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency, written options and futures) by the Funds at February 28, 2017, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Equity Fund	$169,549	$28,864	$(4,864)	$24,000
Fixed Income Fund	121,897	1,027	(1,271)	(244)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 28, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their

SEI Catholic Values Trust / Annual Report / February 28, 2017	41

Notes to Financial Statements (Concluded)

February 28, 2017

agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 28, 2017, SPTC held of record the following:

Equity Fund
Class F	99.45%
Class Y	100.00%
Fixed Income Fund
Class F	99.79%
Class Y	100.00%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolios’ current financial statement presentation and expects that the Portfolios will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of February 28, 2017.

42	SEI Catholic Values Trust / Annual Report / February 28, 2017

Report of Independent Registered Accounting Firm

The Shareholders and Board of Trustees

SEI Catholic Values Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Catholic Values Trust, comprised of the Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the “Funds”), as of February 28, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended February 28, 2017 and the period from April 30, 2015 (commencement of operations) through February 29, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Catholic Values Trust as of February 28, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 28, 2017

SEI Catholic Values Trust / Annual Report / February 28, 2017	43

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 28, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

44	SEI Catholic Values Trust / Annual Report / February 28, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she [s]ooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2017	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004 - July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

46	SEI Catholic Values Trust / Annual Report / February 28, 2017

Disclosure of Fund Expenses (Unaudited)

February 28, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Annualized Expense Ratios	Expenses Paid During Period*
Equity Fund
Actual Fund Return
Class F **	$1,000.00	$1,091.20	0.86%	$4.46
Class Y	1,000.00	1,092.10	0.76	3.94
Hypothetical 5% Return
Class F **	$1,000.00	$1,020.53	0.86%	$4.31
Class Y	1,000.00	1,021.03	0.76	3.81

	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Annualized Expense Ratios	Expenses Paid During Period *
Fixed Income Fund
Actual Fund Return
Class F **	$1,000.00	$984.00	0.71%	$3.49
Class Y	1,000.00	983.50	0.61	3.00
Hypothetical 5% Return
Class F **	$1,000.00	$1,021.27	0.71%	$3.56
Class Y	1,000.00	1,021.77	0.61	3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
**	See Note 1 in Notes to Financial Statements.

SEI Catholic Values Trust / Annual Report / February 28, 2017	47

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

48	SEI Catholic Values Trust / Annual Report / February 28, 2017

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 28-30, 2016, June 20-22, 2016, September 12-14, 2016 and December 5-7, 2016. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Catholic Values Trust / Annual Report / February 28, 2017	49

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

50	SEI Catholic Values Trust / Annual Report / February 28, 2017

(This page intentionally left blank)

Notice to Shareholders (Unaudited)

For shareholders who do not have a February 28, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 28, 2017, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Equity Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.01%	0.11%	0.00%
Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	13.75%	88.38%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

52	SEI Catholic Values Trust / Annual Report / February 28, 2017

SEI CATHOLIC VALUES TRUST FEBRUARY 28, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-198 (2/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Cote, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017, and 2016 as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$55,000	$0	N/A	$55,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$326,979	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2017 and 2016 were $326,979 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3d(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 9, 2017

By	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: May 9, 2017